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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Reliant Energy Transition Bond Company LLC on Form S-3 of our report dated November 15, 1999, appearing in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Houston, Texas
November 16, 1999